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                                                                  EXHIBIT 10.29


                           DYNACQ INTERNATIONAL, INC.

10304 Interstate 10 East, Suite 369                           Tel: 713-673-6432
Houston, Texas 77029                                           Fax:713-673-1966

                                LETTER AGREEMENT

         This LETTER AGREEMENT is entered into and effective as of the 1st day of September, 1998 and continuing until August 31, 1999 (not withstanding the date of actual execution) by and between DYNACQ INTERNATIONAL INC. and VISTA HEALTHCARE INC.

                                   WITNESSETH

         Dynacq International Inc. agrees to provide, through its licensed pharmacist, Chiu Moon Chan, as it has in the past, services including but not limited to the following:

         1. Pharmaceutical services for the benefit of Vista Healthcare Inc. and Ambulatory Surgical Care facility;

         2.   Inventory Control;

         3.   Storage of pharmaceuticals;

         4.   Distribution of pharmaceuticals;

         5.   Satisfaction all local, state and federal licensing requirements.

         Vista Healthcare Inc. agrees, as follows:

         1. To pay Dynacq International Inc., in advance, Fifty Thousand Dollars ($50,000.00) annually for pharmaceutical services from Dynacq International Inc.;

         2. That Vista Healthcare Inc. has not paid for these services for the contract years ending August 31, 1995 and August 31, 1998, and therefore agrees to pay One Hundred Thousand Dollars ($200,000.00) upon execution of this agreement.

         IN WITNESS WHEREOF, Dynacq International Inc. and Vista Healthcare Inc. have executed this agreement this 1st day of October 1998, but effective as of the date first written above.

Vista Healthcare, Inc.                     Dynacq International, Inc.


By:      /s/  Glenn Rodriguez              By:    /s/  Philip Chan
   ---------------------------                ------------------------------
         Glenn Rodriguez                          Philip Chan
         President                                Vice President